UNITED STATES
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EVOLVING SYSTEMS, INC.
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B. Riley & Co. Investor Conference May 24, 2011 Thad Dupper, CEO Brian Ervine, CFO

Safe Harbor This presentation contains “forward looking statements” based on expectations, estimates and projections that are subject to risk. Statements about future revenue, addressable market size, cash, debt, growth and profitability are forward looking and actual results could differ. Please refer to the Company’s 2009 Form 10-K, as well as all Form 10-Qs and 8-K reports.

Evolving Systems Overview Leadership Inventor of dynamic provisioning and DSA A founding vendor in Number Portability Long established position in Service Activation Customers & Partners Customers: over 70 customers in 40 countries including many Tier-1 carriers Partners: Gemalto and Oberthur Technologies Background Founded in 1985 Listed on NASDAQ(EVOL); IPO in May 1998 Headquarters: Englewood, Colorado Products Market Focused on telecom carriers for entire history Key markets include OSS, service and SIM card activation and number management Dynamic SIM Allocation (DSA) Service Activation Numbering Solutions & Mediation

Evolving Systems Product Portfolio Service Activation Number Management & Porting Dynamic SIM Allocation

Subsequent to the end of the first quarter, on April 21, 2011, the Company signed a definitive agreement to sell its Numbering Solutions business to Neustar, Inc. (NYSE: NSR) for approximately $39.0 million in cash and the assumption of certain liabilities. The proposed transaction is subject to standard closing conditions and stockholder approval. Assuming satisfaction of all closing conditions and approval by stockholders, the transaction is expected to close within 90 days of April 21, 2011. Sale of Numbering Business

Leader in Numbering Solutions Portfolio of industry leading products to address the challenges of number management and number portability Ordering, Provisioning, Inventory Implemented in US tier one carriers International version of NumeriTrack – inventory management system for telephone numbers, SIM card numbers (IMSI’s), and IP addresses Stable and profitable revenue 2010 NS 39%

Leader in Service and SIM Card Management and Activation This segment include our Dynamic SIM Allocation (DSA) and Tertio Service Activation (TSA) and Mediation products Automates the activation of a variety of services on any network technology Hides the complexity of service bundles and convergence Delivers lower cost of ownership and more rapid service deployment Growing and profitable revenue 2010 ACT 61%

Going Forward Company Products Service Activation

Service Activation & DSA Potential

EVOLVING SYSTEMS

DSA is Needed…

- DSA
  - ~600 operators worldwide
  - DSA supports a large variety of handsets on an operators network
- DSA for Mobile Broadband
  - ~250 operators worldwide
  - DSA offers a better, richer and more compelling user experience for mobile broadband device activation
- DSA for M2M = IMC
  - Estimates of 190 million connections by 2014, 26% CAGR

…For Any Device…


MC8700

…Utilizing a SIM Card


go-sim

DSA is changing the way carriers activate SIM cards delivering a richer subscriber experience

Evolving Systems Q1 2011 Results

9

By 2013 sales of e-readers, navigation systems, digital music players, hand-held game consoles and portable media players will top 600 million units In-Stat Research By 2014 there will be more than 400 million M2M Connected Devices -- includes utility meters, wirelessly connected building systems, consumer and commercial telematics connections for banking and retail as well as healthcare monitoring applications Juniper Research At the 2010 Mobile World Congress conference in Barcelona headlines were made with the prediction that by 2020 there will be 50b wirelessly connected devices worldwide Ericsson CEO, Hans Vestberg AT&T now reports the number of connected devices, e-readers, tablets and air cards that they put in service -- 1.2M were activated in Q3 2010. These new devices bring in less monthly revenue than the traditional cell phone customer but are “highly profitable” because they don’t incur costs like marketing or customer service that typically come with adding a phone customer AT&T CFO, Rick Lindner Connected Device Potential

Remaining Company an Activation Pure Play Cost Savings Allows massive increase in SIM card supply without normal costs and complexity Revenue Benefits Creates new user experiences and customer insight to drive revenue Improved Loyalty Enable and deliver personalized promotions to drive uptake and perceived value Increased Distribution Bring a personalized “point of sale” to every mobile broadband device Superior User Experience Use the browser to offer device-specific tariff choices and other personalized promotions Improved Loyalty Encourage consumers to opt-in to loyalty and reward programs with tailored offers Increased Efficiency Removing cost overheads Policy Enforcement Flexible policies for on-boarding and connecting devices Increased Agility Enable a variety of connectivity use cases – push, pull, shoulder tap Improved Security Provide overload protection and customized security

SIM Partner Channel Value Added Reseller agreement March 2009 Acquisitions for 2010: Trivnet, Cinterion and Netsize 2010 metrics 1.8b subscribers benefit from at least one of their solutions € 1.9 billion total revenue 2010 € 981m in mobile communications € 152m from software & services (>100% yoy) 87 offices worldwide in 45 countries More than 450 Mobile Network Operators (MNO’s) benefit from Gemalto products Teaming agreement March 2008 #2 in card business 2009 metrics 500M SIM cards produced 10M environmentally friendly SIM cards produced € 905M in total revenue € 695M from Card Systems More than 50 sales offices worldwide Chosen by more than 250 mobile network operators worldwide

Over 60 operators in 38 countries, multiple convergent networks Going Forward Customer List

Q1 2011 Highlights Backlog L&S backlog up 15% sequentially Record best NT L&S backlog, up 46% from 2010 Balance Sheet Best operating and free cash flows, up 40% and 44% respectively Best working capital, up 154% from Q1-10 Cash balances up $6.2M since year end Bookings L&S bookings up 35% from Q1-10 and 42% from Q4-10 TSA and DSA L&S bookings up from 2010 69% and 20% respectively Best Q1 Total bookings for NumeriTrack® product and Asia region Profitability Non GAAP Fully Diluted EPS of $.11 Q1 results included 150K of transaction expenses 12, 19 and 24 consecutive quarters of net income, operating income & Adj. EBITDA Revenue Customer support revenue up 10%, highest since 2005 Best Q1 for NT revenue, up 23% Best Q1 revenue for CALA & EMEA, up 1% and 24% respectively

31 Mar 2011 Backlog – $17.1M Total backlog 4% sequentially; 5% from Q1-10 L&S backlog 18% sequentially; 5% from Q1-10 CS backlog 3% sequentially; 5% from Q1-10 $11.9 $9.8 $8.1 $11.6 $11.3 $6.3 $5.5 $5.7 $5.0 $5.8 - $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 Q1 - 10 Q2 - 10 Q3 - 10 Q4 - 10 Q1 - 11 in millions L&S CS

Q1 Revenue 2010 Bookings and Customer Project Delays $9.7 $8.6 $6.2 $5.5 $3.5 $3.1 $4.1 $4.5 $5.6 $4.1 2010 2011 Total Revenue - $M's L&S CS $2.0 $2.2 $4.2 $3.2 2010 2011 Activation Revenue - SM's L&S CS ACT 64% NS 36% 2011 $2.1 $2.2 $1.4 $0.9 2010 2011 Numbering Revenue - M$'s L&S CS

Increased DSA R&D Investment DSA spend up 106% $1.2M $1.1M 52% DSA $0.3 DSA $0.6 TSA $0.3 TSA $0.1 LNP $0.4 LNP $0.2 NT $0.2 NT $0.2 Q1-10 Q1-11

Net Income Consistent and Strong Profitability Fully Diluted EPS 2010 2011 Q1 - GAAP $.11 $.08 Q1 – Non-GAAP $.14 $.11 Shares (in thousands) 10,592 11,223 Includes $150K of transaction expenses related to the Numbering Sale ($0.2) $0.8 $0.6 $1.8 $1.0 $1.1 $1.3 $1.4 $1.2 $1.4 $1.6 $1.2 $0.9 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2008 2009 2010 2011 12th consecutive GAAP profitable qtr.

Working Capital - $12.6M
Best as Global Company

EVOLVING SYSTEMS



Working Capital
In millions US$
$15
$10
$5
-
($5)
($10)
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2004 2005 2006 2007 2008 2009 2010 2011

- 8th sequential qtr. of improved WC, ↑ $7.7M or 154% yoy
- Cash balances of $17M, ↑ $8.2M or 95% from Q1 2010

Evolving Systems Q1 2011 Results 19

Cash Flows Bests as Global Company Operating cash flows $1.9M or 40% from Q1 2010 Improvement due to improved cash flows from working capital Free cash flows $2.0M or 44% from Q1 2010 $1.5 $2.3 $3.8 $2.7 $3.6 $4.7 $6.6 $1.3 $2.2 $3.5 $2.4 $3.4 $4.6 $6.6 2005 2006 2007 2008 2009 2010 2011 Operating cash flows Free cash flows

Sale of Numbering Business April 21, 2011 we announced a definitive agreement to sell our Numbering Solutions business to Neustar, Inc. (NYSE: NSR) for $39.0 million in cash plus the assumption of certain liabilities We estimate the value of the transaction to be approximately $45M at close The purchase price is subject to a working capital adjustment No adjustment if in range of ($4,260,000) – ($3,260,000) Price reduced if working capital deficit less than ($4,260,000) Price increased, but not more than $1,000,000 if working capital deficit greater than ($3,260,000) We estimate net proceeds after fees and taxes to be approximately $32M We have no immediate plans for use of the sale proceeds, but will evaluate all options The transaction is subject to stockholder approval Preliminary Proxy filed May 16, 2011

Summary Gaining Momentum for bookings  Solid License & Services bookings increase for Q1 2011 up 35% year-over-year DSA License and Services bookings increase for Q1 2011 up 20% year-over-year Tertio Service Activation License and Services bookings up 69% year-over-year Numbering License and Services bookings increase for Q1 2011 up 30% year-over-year Continued Improvement in Financial Results Cash and cash equivalents up 95% year-over-year to $17.0 million Cash from operations $6.6 up 40% from prior year’s 4.7 million Working capital increased 154% to $12.6 million from $5.0 million Q1 2010 Key Metrics EV / Revenue (ttm) 1.66 X EV / adj. EBITDA (ttn) 8.1 X Profit Margins (ttn) 14.1% Operating Margins 14.6%